                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           SECURITY BANC CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
         2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
         5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

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         2)  Form, Schedule or Registration Statement No.:

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         3)  Filing Party:

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         4)  Date Filed:

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
                            SECURITY BANC CORPORATION

               40 SOUTH LIMESTONE STREET, SPRINGFIELD, OHIO 45502


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders of Security Banc Corporation will be held at Clark State Performing Arts Center, Turner Studio Theatre, 300 South Fountain Avenue, Springfield, Ohio, 45502 on Tuesday, April 21, 1998 at 1:00 p.m. for the purpose of considering and voting upon the following matters.


         1. To elect four directors of Class I to serve until the Annual Meeting of Shareholders in 2001 or in the case of each director until his successor is duly elected and qualified.

         2. Adoption of Amendment to Article IV of the Company's Amended Articles of Incorporation, changing the number of authorized shares of the Company's Common Stock from eleven million (11,000,000) to eighteen million (18,000,000) shares, changing the par value for each share to one dollar and fifty-six twenty-five cents ($1.5625) which will permit the Board of Directors to declare the subsequent two (2) for one (1) stock split for each share owned.

         3.       Approval of the Corporation's 1998 Stock Option Plan.

         4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.


The Board of Directors has fixed the close of business on February 27, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. All shareholders are cordially invited to attend the meeting in person. HOWEVER, IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE FILL IN, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD.



By Order of the Board of Directors

J. William Stapleton
Executive Vice President/Secretary

Springfield, Ohio
March 20, 1998

PROXY STATEMENT                         1

                            SECURITY BANC CORPORATION
                                 PROXY STATEMENT
               40 South Limestone Street, Springfield, Ohio 45502
                                 March 20, 1998
                                 (Mailing Date)


SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed form of proxy is being solicited on behalf of the Board of Directors of Security Banc Corporation for use at the Annual Meeting of Shareholders and any adjournment thereof. The Annual Meeting will be held on Tuesday, April 21, 1998, at the time and place for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shares represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted at such meeting in accordance with any specifications thereon. Any proxy may be revoked at any time before it is exercised by receipt of later proxy, by receipt by the secretary of a revocation or by ballot at the meeting.

The persons named as proxies were selected by the Board of Directors of the Corporation. The cost of the solicitation of proxies will be borne by the Corporation. In addition to using the mail, proxies may be solicited by personal interview, telephone and wire. Officers and regular employees of the Corporation and its subsidiaries will not receive any compensation for the solicitation of proxies.

PROXY STATEMENT                         2

                                VOTING SECURITIES

The Board of Directors has fixed the close of business on Friday, February 27, 1998 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting. On the record date, the outstanding capital stock of the Corporation consisted of 6,065,586 shares, par value three dollars and an eighth ($3.125) per share, each of which is entitled to one (1) vote at the meeting. Each such share is entitled to one (1) vote on all matters properly coming before the Annual Meeting.

Abstentions and broker non votes are counted as shares present at the meeting for purposes of determining the presence of a quorum and, except in the election of directors, have the effect of a vote against each matter considered by the shareholders.

PROXY STATEMENT                         3

                             PRINCIPAL SHAREHOLDERS


Set forth below is certain information about the only shareholders known by the Corporation to be a beneficial owner of more than 5% of the outstanding Common Shares of the Corporation as of December 31, 1997.

                                                    NUMBER OF SHARES         % OF COMMON
         NAME AND ADDRESS                          BENEFICIALLY OWNED           SHARES
         ----------------                          ------------------           ------
Fleet National Bank                                     356,984                      6%
159 E. Main Street
Rochester, New York  14604
Martin Brown Hull & Harper
c/o Robert E. Harley
1 South Limestone Street
Springfield, OH 45502
As Co Trustees
On Behalf of Jane P. B. Hollenbeck Trust

Mr. Richard L. and Mrs. Barbara Kuss                    305,687                      5%
1130 Vester Avenue
Suite A
Springfield, Ohio 45503

Security National Bank Trust Department               1,001,870(1)                16.5%
40 South Limestone Street
Springfield, OH  45502

(1) Includes 1,001,870 shares of stock held by Security National Bank and Trust held in Trust, which the Corporation has sole voting power for 693,471 shares and shared voting for 78,684 shares.

PROXY STATEMENT                         4

PROPOSAL I:  ELECTION OF DIRECTORS

The Board of Directors of the Corporation is divided into three (3) classes, with the terms of office of each class ending in successive years. The terms of Directors of Class I expire with this Annual Meeting. The directors of Class II and Class III will continue in office. The Shareholders are being asked to vote on the re-election of the four (4) Directors in Class I. Nominees are to be elected to serve until the 2001 Annual Meeting of Shareholders and until their respective successors are fully elected and have qualified. It is intended that shares represented by the proxies will, unless contrary instructions are given, be voted for the four (4) nominees as listed below. Although Management does not expect that any nominee will be unavailable for election, in the event that vacancies occur unexpectedly, the shares will be voted for substitute nominees, if any.

The Board of Directors of the Corporation has, by resolution of the Board, fixed and determined the number of Directors at eleven (11) persons in accordance with
Article III, Section I of the Code of Regulations of the Corporation. All nominees are presently Directors of the Corporation.

Listed are the names of four (4) nominees for election to the Board of Directors along with present Directors of Class II and Class III, their principal occupations and other directorships, their age, the year in which each first became a Director, the number of shares of the Corporation's Common Stock beneficially owned by each, directly or indirectly as of the close of business December 31, 1997, and percent of class.

PROXY STATEMENT                         5

                        NOMINEES FOR DIRECTORS OF CLASS I

                For Three Year Term Expiring Annual Meeting 2001

               NAME                                                                          SHARES OF
          POSITION WITH                                                                    COMMON STOCK          PERCENT
           CORPORATION                                                   DIRECTOR          BENEFICIALLY            OF
          OR OCCUPATION                                       AGE         SINCE                OWNED              CLASS
                                                                                            AT 12-31-97
------------------------------------------------------------------------------------------------------------------------
Harry O. Egger                                                 58          1977               78,049(1)            1.3%
    Chairman of the Board, President and CEO
    Security Banc Corporation
    Chairman of the Board and CEO
    Security National Bank and Trust Co.

Scott A. Gabriel                                               39          1997                3,268                 *
    Director, President and CEO
    Third Savings & Loan Company
    Director, Security Banc Corporation

Jane N. Scarff                                                 69          1990               10,240                 *
    Vice President, Scarff Nursery, Inc.

Thomas J. Veskauf                                              66          1986                2,685(2)              *
    Partner: Gorman, Veskauf, Henson & Wineberg
    Attorneys at Law

PROXY STATEMENT                         7

                          MEMBERS OF BOARD OF DIRECTORS
                              CONTINUING IN OFFICE
                                    CLASS II
                        Term Expiring Annual Meeting 1999

                                                                                            SHARES OF
               NAME                                                                        COMMON STOCK          PERCENT
          POSITION WITH                                                  DIRECTOR          BENEFICIALLY            OF
           CORPORATION                                        AGE         SINCE                OWNED              CLASS
          OR OCCUPATION                                                                     AT 12-31-97
------------------------------------------------------------------------------------------------------------------------
Larry D. Ewald                                                 59          1987              21,468(3)              *
    President, Process Equipment Co.

Richard E. Kramer                                              63          1988              13,488(4)              *
    President, Fulmer Supermarkets, Inc.

James R. Wilson                                                58          1996              22,531(5)              *
    Director, President, & CEO
    Citizens National Bank
    Director, Security Banc Corporation

PROXY STATEMENT                         8

                          MEMBERS OF BOARD OF DIRECTORS
                              CONTINUING IN OFFICE
                                    CLASS III
                        Term Expiring Annual Meeting 2000

                                                                                            SHARES OF
               NAME                                                                        COMMON STOCK          PERCENT
          POSITION WITH                                                  DIRECTOR          BENEFICIALLY            OF
           CORPORATION                                        AGE         SINCE                OWNED              CLASS
          OR OCCUPATION                                                                     AT 12-31-97
------------------------------------------------------------------------------------------------------------------------
Larry E. Kaffenbarger                                          56          1995               1,740                 *
    President, Kaffenbarger Truck Equipment Co.

Chester L. Walthall                                            56          1994               1,836(6)              *
    President, Heat-Treating, Inc.

Robert A. Warren                                               54          1996               1,020                 *
    President, Hauck Bros., Inc.

*Less than one percent (1%).

The following statement pertains to the Nominees and Directors:

When appropriate, each nominee includes in his or her beneficial holdings of the Corporation's stock, shares held by or in trust for the respective nominee's spouse, minor children and/or relatives having the same home as the nominee, shares held by such nominee as fiduciary where the nominee has the right to vote or dispose of such shares and such nominee disclaims any beneficial ownership of such shares.

         (1) Includes 30,000 shares owned by the wife of Harry O. Egger and options for 1,400 shares which are exercisable within 60 days of December 31, 1997.

         (2)      Includes 545 shares owned by the wife of Thomas J. Veskauf.

         (3) Includes 7,626 shares owned by the wife of Larry D. Ewald and includes 4,000 shares held in a trust as to which Larry D. Ewald, as co-trustee, shares investment and voting power.

         (4) Includes 1,090 shares owned by the wife of Richard E. Kramer and includes 10,004 shares held in trust as to which Richard
                  E. Kramer has shared investment and voting power.

         (5)      Includes 12,554 shares owned by wife and minor children.

         (6)      Includes 1,516 shares held by the wife of Chester L. Walthall.

PROXY STATEMENT                        6-1

                       BENEFICIAL OWNERSHIP OF MANAGEMENT

                                            SHARES OF
                                           COMMON STOCK            PERCENT
                                           BENEFICIALLY              OF
                 NAME                          OWNED                CLASS
                                            AT 12-31-97
--------------------------------------------------------------------------
[S]                                           [C]                    [C]
Harry O. Egger                                78,049(1)              1.3%

James R. Wilson                               22,531(2)                *

Scott A. Gabriel                               3,268                   *

William C. Fralick                            12,744(3)                *

J. William Stapleton                          16,295(4)                *

-------------------

(1)      See footnote number (1) under Board of Directors.

(2)      See footnote number (5) under Board of Directors.

(3) Includes 5,400 options which are exercisable within 60 days of December 31, 1997.

(4) Includes 4,912 shares owned by the wife of J. William Stapleton and options for 1,400 shares which are exercisable within 60 days of December 31, 1997.

As of December 31, 1997, the Directors and Executive Officers of the Corporation, as a group, beneficially owned an aggregate of 234,632 shares of the Corporation's Common Stock which constitutes approximately three point eight percent (3.8%) of the shares outstanding.

PROXY STATEMENT                        6-2

PROPOSAL II: TO AMEND ARTICLE IV OF AMENDED ARTICLES OF INCORPORATION

The Board of Directors recommends adoption of the Amendment of Article IV of the Corporation's Amended Articles of Incorporation in the manner shown in Appendix A hereto. The proposed amendment to Article IV would change the par value of the Corporation's Common Stock from three and one eighth ($3.125) to one dollar and fifty-six twenty-five cents ($1.5625) per share. The proposed amendment to
Article IV would provide the authority for the Corporation to increase shares authorized from eleven million (11,000,000) to eighteen million (18,000,000). In addition, if the proposed amendment is adopted, the Board of Directors intends to declare a two (2) for one (1) stock split of the Corporation's outstanding common stock. If Proposal III described later in the Proxy Statement under the caption "Proposal III: Approval of the Corporation's 1998 Stock Option Plan" is approved, the number of shares covered by the 1998 Stock Option Plan will be increased to 120,000 shares. If the amendment is adopted by the shareholders at the Annual Meeting, it is expected that the amendment will be duly filed with the Secretary of the State of Ohio.

The Board of Directors recommends the adoption of this amendment by the shareholders because it considers the proposed change to be in the best interest of the Corporation and its shareholders. The proposed stock split is expected to result in a reduced market price of the Corporation's Common Stock in a range which will be more attractive to small investors and which will benefit both the shareholders and the Corporation by encouraging a broader market for the stock. The proposed stock split of the issued shares of the Common Stock will not result in any change in the relative rights or interests of the present shareholders since each shareholder would receive additional shares in direct proportion to current holdings.

Shareholders eligible to receive certificates for the additional shares to be issued pursuant to the proposed amendment would be those owning shares of record at the close of business on May 29, 1998. It is expected that certificates representing the additional shares would be distributed by mail on or about June 10, 1998. Existing certificates would continue to represent the number of shares specified therein.

The Corporation has been advised by its counsel that in their opinion shareholders will not realize taxable income and there will be no gain or loss to them under the Internal Revenue Code of 1954, as amended, as a result of the proposed stock split.

If the proposed amendment is approved and the stock split effected, the Corporation anticipates a quarterly dividend rate of approximately eleven cents ($0.11) per share.

The resolution attached to this Proxy Statement as Appendix A will be submitted for adoption at the Annual Meeting. The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock of the Corporation is necessary to adopt the proposed amendment. Proxies will be voted in favor of the resolution unless otherwise instructed by the shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ADOPTION OF PROPOSED AMENDMENT.

PROXY STATEMENT                        8a

PROPOSAL III: APPROVAL OF THE CORPORATION'S 1998 STOCK OPTION PLAN

A proposal to approve the Corporation's 1998 Stock Option Plan ("1998 Plan") will be presented at the Annual Meeting of Shareholders. The Board of Directors of the Corporation adopted the 1998 Plan on February 17, 1998, and recommends its approval by the Corporation's shareholders.

SUMMARY OF PLAN
The 1998 Plan is intended as an incentive to encourage stock ownership by employees of the Corporation by providing for the grant of options to purchase Common Stock of the Corporation so that they may acquire or increase their proprietary interest in the success of the Corporation. All employees will be eligible to receive options under the 1998 Stock Option Plan.

Options may be granted under the 1998 Plan for a maximum of sixty thousand (60,000) shares of Common Stock of the Corporation, subject to adjustment for stock splits, stock dividends and other changes in capitalization (including an increase to 120,000 shares if the proposal to amend the Corporation's Amended Articles of Incorporation is adopted at the Annual Meeting). The shares will be made available from authorized but unissued shares of Common Stock of the Corporation. On February 17, 1998, the closing price per share of Common Stock of the Corporation was $55.00 as reported by the market maker of the Corporation.

The 1998 Plan will be administered by the Executive Compensation Committee. The Committee will determine the employees to whom options will be granted, the number of shares subject to option, and the other terms and conditions of the options, including any performance related terms, which in any event must not be inconsistent with the terms of the 1998 Plan.

All options must be granted on or before April 21, 2008, and cannot be exercised after the expiration of ten (10) years from the date of grant. The exercise price must not be less than the fair market value of the underlying shares of Common Stock of the Corporation on the date of grant.

Upon the exercise of an option, the underlying shares of Common Stock must be paid for in full, either by check payable to the Corporation or by delivery of Common Stock having a fair market value equal to the exercise price, or in any combination thereof.

The Board of Directors of the Corporation may amend, modify or terminate the 1998 Plan at any time without approval unless such approval otherwise is required by applicable law. No action may be taken by the Corporation that would impair the validity of any then outstanding option or which would prevent any then outstanding incentive stock options from qualifying as such.

No options have been granted under the 1998 Plan and it is contemplated that no such options will be granted under the 1998 Plan until after the shareholders approve the 1998 Plan. The 1998 Plan will be null and void if it is not approved by the shareholders of the Corporation at the Annual Meeting on April 21, 1998. A resolution calling for the approval of the 1998 Plan will be introduced at the meeting. The persons appointed as proxies will vote FOR this proposal, unless otherwise directed.

Approval of the 1998 Stock Option Plan will also constitute a release of all pre-emptive rights with respect to the shares of Common Stock covered by the 1998 Plan.

The Corporation believes that its stock option plans have made a significant contribution to the success of the Corporation in attracting and retaining employees and encouraging their ownership of the Corporation. The proposed plan in its entirety is attached as Appendix B.

PROXY STATEMENT                       8b-1

The Board of Directors intends to cause the following resolution to be presented to shareholders for approval at the Annual Meeting.

         "Resolved, that the Security Banc Corporation's 1998 Stock Option Plan be and it hereby is approved and adopted by the shareholders of the Corporation. The affirmative vote of the holders of a majority of all outstanding shares of Common Stock shall be sufficient for the approval and adoption of the 1998 Stock Option Plan. Said approval will also provide a waiver and release of preemptive rights for the sixty thousand (60,000) shares." (One hundred twenty thousand (120,000) shares upon approval of Proposal II by the shareholders.)

THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON SHARES IS REQUIRED IN ORDER TO APPROVE THE 1998 PLAN.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1998 PLAN.

PROXY STATEMENT                       8b-2

MEETINGS OF THE CORPORATION BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

During 1997, the Corporation's Board of Directors held six (6) scheduled meetings. All of the directors attended at least seventy-five percent (75%) of the scheduled meetings.

The Executive Committee rotates on a regularly scheduled basis. Those members of the Committee at December 31, 1997 were Directors Egger, Ewald, Kramer, Veskauf, and Walthall. The Executive Committee is empowered to exercise powers and perform all duties of the Board of Directors when the Board is not in session. The Executive Committee met four (4) times in 1997.

The Executive Compensation Committee of the Corporation is composed of Directors Ewald, Scarff, Sweet, and Walthall. The Executive Compensation Committee met three (3) times in 1997. The purpose of the Executive Compensation Committee is to establish and execute compensation policy and programs for executives of the organization.

The Audit Committee of the Corporation is composed of members of the Board of Directors rotating on a regularly scheduled basis among the Directors, who are not employed by the Corporation or its subsidiaries, all of whom were present for at least seventy-five percent (75%) of the meetings of this Committee. Directors Kramer, Scarff, Sweet, and Warren were members of the Committee as of December 31, 1997. The Audit Committee met four (4) times in 1997. The function of the Audit Committee consists of reviewing, with the Company's internal auditor and the independent auditors, the scope and results of procedures for auditing and the adequacy of the system of internal controls.

The Corporation has no standing Nomination Committee. Nominations for election to the Board of Directors will receive full consideration by the Executive Committee. Shareholders desiring to make valid nominations for election to the Board of Directors need to comply with the statements in the section entitled "Shareholder Proposals".

PROXY STATEMENT                         9

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

This Committee deals with compensation issues as they pertain to executive officers.

When the compensation and benefit package for the Chief Executive Officer is on the meeting agenda, the Committee sets aside time to discuss these matters without Mr. Egger and other officers of the Corporation being present. During these sessions, the members of the Committee debate the merits of the matters under consideration and, as part of these discussions, generally consider the Corporation's financial performance, Common Stock price performance, and Midwest Peer Group specific comparative compensation data. In the past, the CEO compensation has been below the comparative compensation of the Midwest Peer Group, whereas, the financial performance of the Corporation and common stock price performance has been well above the norm as it relates to the Peer Group. The Committee also considers factors such as Mr. Egger's leadership, experience, knowledge, board communications, Corporation's community involvement and strategic recommendations, as well as the Corporation's positioning for future performance. Although the Committee does not place any particular relative weight on any one of the foregoing factors, the Corporation's financial performance as it relates to increasing shareholder value is generally a key factor. All of these decisions regarding the components of Mr. Egger's compensation and the rationale are reported to the Board without Mr. Egger and other officers present.

Based on the performance of the Corporation and its increased value for the shareholder, the Committee believes Mr. Egger's compensation is a fair reflection of the services he performs for the Corporation.

In addition, the Committee approved compensation recommendations for all other named executive officers of the Corporation. Executive Officer salary and bonus are based on performance, and appraisals, along with favorable corporate financial performance as it relates to shareholder value.


                          THE EXECUTIVE COMPENSATION COMMITTEE MEMBERS

                                        Larry D. Ewald

                                        Jane N. Scarff

                                        W. Dean Sweet, (Committee Chairperson)

                                        Chet L. Walthall

PROXY STATEMENT                        10

PERFORMANCE GRAPH

The graph summarizes cumulative return (assuming reinvestment of dividends on a quarterly basis) experienced by the Corporation's shareholders over the years 1993 through 1997, compared to the S&P 500 Stock Index, and the NASDAQ Bank Index.

(Please make this a line graph see annual report from last year)

--------------------------------------------------------------------
                  NASDAQ             S & P 500              SBC
                BANK STOCKS
--------------------------------------------------------------------
1993                151                 113                 114
--------------------------------------------------------------------
1994                167                 117                 128
--------------------------------------------------------------------
1995                210                 152                 157
--------------------------------------------------------------------
1996                249                 183                 214
--------------------------------------------------------------------
1997                411                 258                 313
--------------------------------------------------------------------

Assumes $100 invested on 1-1-93 in Security Banc Corporation Common Stock, NASDAQ Bank Index, and S&P 500.

The financial information upon which the S & P 500 and NASDAQ Bank Index, has been compiled from information issued by the companies themselves or other secondary sources.

PROXY STATEMENT                        11

EXECUTIVE COMPENSATION

The following table is a summary of certain information concerning the compensation paid to, or earned by, the Corporation/Bank's chief executive officer and each of the Corporation/Bank's most highly compensated executive officers (the "named executives") during each of the last three (3) fiscal years.

-------------------------------------------------------------------------------------------------------------------------------
                                                 SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               LONG TERM
                                                              ANNUAL COMPENSATION              COMPENSATION
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   OTHER           AWARD
             NAME AND PRINCIPAL                                                   ANNUAL       STOCK OPTIONS       ALL OTHER
                  POSITION                YEAR       SALARY        BONUS       COMPENSATION       OPTIONS       COMPENSATION (1)
                                                       $             $               $               #                 $
-------------------------------------------------------------------------------------------------------------------------------
Harry O. Egger
   Director, Chairman of the
   Board, President & CEO -               1997      385,000       100,000            0               0              7,619
   Security Banc Corporation;             1996      350,000        75,000            0             7,000            8,278
   Director, Chairman of the              1995      315,000        50,000            0               0              8,024
   Board & CEO - Security
   National Bank

James R. Wilson
   Director - Security Banc               1997      165,500        10,500            0               0             25,589
   Corporation;                           1996      130,192        37,735         10,382             0             25,952
   Director, President, and               1995      115,000        38,400         10,690             0             29,697
   CEO - Citizens National Bank

Scott A. Gabriel
   Director - Security Banc               1997      122,364        10,000            0               0              5,191
   Corporation;                           1996       99,400        17,000            0               0                0
   Director, President and                1995       95,200        13,020            0               0                0
   CEO - Third Savings & Loan
   Co.

William C. Fralick
    Vice President - Security             1997      138,320        16,200            0               0              5,562
    Banc Corporation;                     1996      115,000        15,000            0             7,000            3,974
    Director and President -              1995       90,000        12,000            0               0              3,674
    Security National Bank

J. William Stapleton
   Executive Vice President               1997      138,320        16,200            0               0              5,095
   and CFO - Security Banc                1996      115,000        15,000            0             7,000            3,902
   Corporation;                           1995       90,000        12,000            0               0              3,674
   Director, Executive Vice
   President and CFO -
   Security National Bank
-------------------------------------------------------------------------------------------------------------------------

(1) All amounts shown represent funds contributed or allocated pursuant to the 401 (K) Profit Sharing Savings Plan and Fringe Benefit Plans by the Corporation.

PROXY STATEMENT                        12

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors of the Corporation are not paid a fee for serving on the Corporate Board. However, Corporation Directors serving on an Affiliate Bank Board are receiving a single annual retainer of $1,200 and a fee of $800 per meeting attended ($200 for Committee Meeting). Corporation Directors and Executive Officers, who are also employees of any of the affiliates of the Corporation, receive no Board fees.

Pursuant to a Deferred Compensation Plan, corporate directors may annually defer any amount of their compensation as directors of an affiliate until age seventy
(70) or until they cease to serve on the Board, whichever occurs last.

PROXY STATEMENT                        13

EMPLOYMENT AGREEMENTS

Harry O. Egger:
---------------
The employment agreement with Harry O. Egger will automatically be extended on January 1, of each year so that it provides for a continuing five (5) year employment contract. In the event the Corporation ceases to exist as a corporate entity, Harry O. Egger shall be paid in cash, as a lump sum, equal to two-point-nine (2.9) times his annual base compensation determined by averaging the same over the five (5) years immediately prior to the occurrence.

James R. Wilson:
----------------
James R. Wilson is employed as President and CEO of the Corporation's Subsidiary, Citizens National Bank. His compensation is fixed at no less than $165,000 per annum. In the event the Corporation or its subsidiary, the Citizens National Bank, ceases to exist as a corporate entity for any reason then James
R. Wilson shall be paid in cash, in full, in a lump sum at the time of occurrence of any of said events, a sum equal to 2.9 times his annual base compensation determined by averaging the same over the five (5) years next prior to the occurrence. This employment contract is for a term of two (2) years commencing on the date of employment and terminating on September 30, 1998.

Other Agreements:
James R. Wilson and Citizens National Bank entered into an agreement which by the terms will require the Bank to make payments upon his retirement or disability. Terms of the agreement require that, upon his normal retirement, he will receive $50,000 annually for a period of 10 years. In the event of death prior to retirement, the wife will receive $75,000 annually for a period of 10 years.

PROXY STATEMENT                        14

PROFIT SHARING PLAN

All employees of the Corporation and its affiliates become eligible participants in the Corporation's Profit Sharing Plan when they have completed one (1) year of eligibility service; have worked at least five hundred (500) hours and are at least age twenty-one (21). Eligible participants may make contributions to the plan by deferring up to fifteen percent (15%) of their annual earnings.

The Board of Directors of the Corporation annually determine the matching contribution to the plan. For the plan year ended December 31, 1997 and December 31, 1996, the matching contribution was fifty percent (50%) of the employee's contribution up to the first six percent (6%) of annual earnings contributed by the participant.

Employee contributions are one hundred percent (100%) vested immediately. The matching contributions are vested at twenty percent (20%) for each year of eligibility service, based on five (5) year vesting schedule.

PROXY STATEMENT                        16

RETIREMENT PLANS

The following table shows estimated annual benefits payable for life to participants upon retirement at age sixty-five (65) in 1997 under the Security Banc Corporation Pension Plan based upon combinations of compensation levels and years of service.

-----------------------------------------------------------------------------------------------------------------------
                                                 PENSION PLAN TABLE
-----------------------------------------------------------------------------------------------------------------------
                                      Approximate Annual Retirement Benefit Upon Retirement at Age 65
                                                       Before Adjustments (1) (2) (3)
-----------------------------------------------------------------------------------------------------------------------
Average Annual
  Salary (3)               10                  15                 20                 25                  30 or more
-----------------------------------------------------------------------------------------------------------------------
   150,000               32,292              48,436             64,584              80,729                   96,875
   200,000               39,283              61,104             82,925             104,746                  125,000
   300,000               41,902              65,904             89,907             113,910                  125,000(4)
   400,000               41,902              65,904             89,907             113,910                  125,000(4)
   500,000               41,902              65,904             89,907             113,910                  125,000(4)
   600,000               41,902              65,904             89,907             113,910                  125,000(4)
-----------------------------------------------------------------------------------------------------------------------

         (1) For the purpose of computing a benefit under the Plan on December 31, 1997, Harry O. Egger, William C. Fralick, J. William Stapleton, James R. Wilson, and Scott A. Gabriel have twenty-two (22), twenty-two (22), twenty (20), one (1) and one
                  (1) years of credit service respectively.

         (2) The Bank maintains a Retirement Plan that provides for the payment of a monthly retirement benefit commencing, in most cases, at the normal retirement age of sixty-five (65). The benefits are purchased from contributions made by the employer from year to year. The amount of the benefit is determined pursuant to a formula contained in the Retirement Plan which, among other things, takes into account the employee's average earnings in the highest sixty (60) consecutive calendar months. Accrued benefits are fully vested after five (5) years of vesting service.

         (3) ERISA 1997 maximum annual compensation limit of $160,000 used to determine these benefits.

         (4) Maximum IRC Section 415 annual pension payable in 1997 assuming a minimum of ten (10) years participation.

PROXY STATEMENT                        17

STOCK OPTION PLANS

The Corporation's 1987 and 1995 Stock Option Plans are administered by the Board of Directors of the Corporation. Under the terms of the Plans, the Corporation may grant stock options to Officers and certain key Executives. The options, which must be granted at fair market value, expire ten (10) years from the date of grant.

All outstanding incentive stock options entitle the holder to purchase shares at prices equal to the fair market value of the shares on the dates the options were granted. The fair market value of a share of the Corporation's Common Stock was $54.50 as of December 31, 1997.

The following table sets forth certain information regarding individual exercises of stock options during 1997 by each of the named executives:

-----------------------------------------------------------------------------------------------------------------------
                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

                                       and Fiscal Year End Option Values
-----------------------------------------------------------------------------------------------------------------------
                                                                           Number of
                                                                           Securities                  Value of
                                                                           Underlying                 Unexercised
                                                                          Unexercised                In-the-Money
                                                                           Options at                 Options at
                                    Shares                                  12/31/97                   12/31/97
                                  Acquired on           Value             Exercisable/               Exercisable/
        Name                       Exercise           Realized           Unexercisable               Unexercisable
                                      (#)                 $                   (#)                         ($)
-----------------------------------------------------------------------------------------------------------------------
Harry O. Egger                           0                  $0           1,400 / 5,600            $30,100 / $120,400
William C. Fralick                     840             $26,755           5,400 / 5,600           $200,100 / $120,400
J. William Stapleton                 4,000            $112,000           1,400 / 5,600            $30,100 / $120,400
-----------------------------------------------------------------------------------------------------------------------

PROXY STATEMENT                        18

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

The Corporation's banking subsidiary has, and expects in the future to have, transactions with corporations in which Directors and Officers of the Company are active as Directors, Officers, or substantial Shareholders. These transactions are undertaken in the ordinary course of business and on substantially the same terms and conditions as comparable transactions with other corporations. The Bank has made, and expects in the future to make, loans to such Directors, Officers and their associates. These loans are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions with other persons and do not involve more than normal risk of collectibility or present any other unfavorable terms.

The firm of Gorman, Veskauf, Henson & Wineberg, Attorneys-at-Law of which Thomas
J. Veskauf is a partner was paid fees for various legal services performed for the Corporation during the year ended December 31, 1997.

PROXY STATEMENT                        19

                  RELATIONSHIP WITH CERTIFIED PUBLIC ACCOUNTANT

The Security Banc Corporation Board of Directors has retained the professional services of Ernst & Young LLP, Certified Public Accountants for 1998. The Corporation's financial statements for the previous fiscal year were examined by Ernst & Young.

PROXY STATEMENT                        20

                              SHAREHOLDER PROPOSALS

Shareholders of the Corporation who wish to make a proposal to be included in the Proxy Statement for the Corporation's 1999. Annual Meeting of Shareholders which, unless changed, will be held on April 20, 1999, must cause such proposal to be received by the Corporation at its principal office no later than November 19, 1998. Each proposal submitted should be accompanied by the name and address of the Shareholder submitting the proposal and number of shares owned. The proxy rules, as implemented by the Securities Exchange Act of 1934, govern the content and form of Shareholder proposals. All proposals must be a proper subject for action at the 1999 Annual Meeting.

PROXY STATEMENT                        21

                                 OTHER BUSINESS

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. However, if any other matters do come before such meeting or an adjournment thereof, it is intended that the holders of the proxies will vote in accordance with the recommendation of Management.

Harry O. Egger

Chairman of the Board and Chief Executive Officer




March 20, 1998




FORM 10-K ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE AFTER MARCH 31, 1998. TO OBTAIN A COPY, CALL (513) 324-6874 OR WRITE TO SHAREHOLDER RELATIONS, SECURITY BANC CORPORATION, 40 SOUTH LIMESTONE STREET, SPRINGFIELD, OHIO 45502.

PROXY STATEMENT                        22

                                                                     APPENDIX A

                        PROPOSED AMENDMENT TO ARTICLE IV
                      OF AMENDED ARTICLES OF INCORPORATION

Resolved, that Article IV of the Amended Articles of Incorporation of Security Banc Corporation be and it hereby is amended in their entirety to read as follows:

         The aggregate number of common shares which the Corporation shall have the authority to issue is eighteen million (18,000,000) shares each of one dollar and fifty-six twenty-five cents ($1.5625) par value.

         The Corporation, through its Board of Directors, shall have the power to purchase, hold, sell, and transfer the shares of its own capital stock provided that it does not use its funds or property for the purchase of its own shares of capital stock when such use will cause any impairment of its capital, except when otherwise permitted by law, and provided further that shares of its own capital stock belonging to it are not voted upon directly or indirectly.

PROXY STATEMENT                        22a

                                                                      APPENDIX B

                            SECURITY BANC CORPORATION

                             1998 STOCK OPTION PLAN


                  1. Name and Purpose. This Plan shall be known as the Security Banc Corporation 1998 Stock Option Plan (the "Plan"). The purpose of the Plan is to advance the interests of Security Banc Corporation (the "Corporation") by providing material incentive for the continued services of key employees and by attracting able personnel to employment with the Corporation and its Subsidiaries. The term "Subsidiary" as used herein means a subsidiary corporation (as the term is defined in Section 425(f) of the Internal Revenue Code of 1986 (the "Code")) of the Corporation.

                  2. Administration. The Plan shall be administered by a committee of directors (the "Committee") designated by the Board of Directors of the Corporation. The Committee may establish, subject to the provisions of the Plan, such rules and regulations as it deems necessary for the proper administration of the Plan, and make such determinations and take such action in connection therewith or in relation to the Plan as it deems necessary or advisable, consistent with the Plan.

                  3. Eligibility. Officers and other employees of the Corporation or any Subsidiary who are designated by the Committee as eligible to participate in the Plan ("Eligible Employees") shall be eligible to participate in the Plan and receive options granted under the Plan.

                  4. Shares Subject to Option. (a) The shares to be issued and delivered by the Corporation upon exercise of options granted under the Plan are the Corporation's common shares, which may be either authorized but unissued shares or treasury shares.

                  (b) The aggregate number of common shares of the Corporation which may be issued under the Plan shall not exceed 60,000; subject, however, to the adjustment provided in Paragraph 8 in the event of stock splits, stock dividends, exchanges of shares or the like occurring after adoption of this Plan by the Board of Directors of the Corporation. No option may be granted under this Plan which could cause such maximum limit to be exceeded.

                  (c) Common shares covered by an option which is no longer exercisable with respect to such shares shall again be available for issuance in connection with other options granted under this Plan.

                  5. Grant of Options. The Committee from time to time, in its discretion and subject to the provisions of the Plan, may grant options to any or all Eligible Employees. An Eligible Employee to whom an option has been granted is referred to herein as an "Optionee." Each option shall be evidenced by an "Option Agreement," signed by the Optionee and the Corporation, which shall provide that the option shall be subject to the provisions of this Plan and shall contain such other provisions as the Committee may prescribe not inconsistent with this Plan.

                  6. Terms and Conditions of Option. All options granted under this Plan shall contain such terms and conditions as the Committee determines at the time of grant, subject to the foregoing and following limitations and requirements.

                  (a) Form of Option. Incentive Options and Non-Qualified Options may be granted under this Plan. "Incentive Option" means an option granted under this Plan which is designated to be an incentive stock option under the provisions of Section 422 of the Code; and any provisions elsewhere in this Plan or in the Option Agreement for an Incentive Option which would prevent such option from being an incentive stock option under the provisions of Section 422 of the Code may be deleted and/or voided retroactively to the date of the granting of such option, by action of the Committee. "Non-Qualified Option" means an option granted under this Plan which is not an incentive stock option under the provisions of Section 422 of the Code. Non-Qualified Options shall not be affected by any actions taken retroactively as provided above with respect to Incentive Options.

                  (b) Option price. The option price per share shall not be less than 100% of the fair market value of a common share of the Corporation on the date the option is granted, as determined by the Committee in a manner consistent with the requirements of the Code for incentive stock options.

                  (c) 10% Shareholder. Notwithstanding any other provisions of this Plan, with respect to an Incentive Option granted to an Optionee who, at the time such option is granted, possesses, directly or indirectly, more than 10% of the voting power of all classes of capital shares of the Corporation, any Subsidiary or any parent of the Corporation, the option price per share shall be at least 110% of the fair market value of a common share of the Corporation, determined as provided in Paragraph 6(b) above, and such option shall expire five years from the date the option is granted.

                  (d) Period within which option may be exercised. Subject to Paragraph 6(c) above, at the time an option is granted, the Committee shall specify the maximum term during which the option may be exercised and may provide for such other terms, restrictions, conditions and limitations on the exercise of the option (including, without limitation, provisions that provide the option may be exercised in full or in part only after the passage of a specified period or periods of time or only if specified conditions have been satisfied), if any, as it may deem appropriate. Notwithstanding any other provision of this Plan, however, no option may be exercised after the expiration of ten years from the date the option is granted.

                  (e) Termination of option by reason of termination of employment. If an Optionee's employment with the Corporation and its Subsidiaries terminates, all options granted under this Plan to such Optionee which are not exercisable on the date of such termination of employment shall immediately terminate. Any remaining options held by such Optionee also shall terminate if not exercised before the expiration of the following periods, or at such earlier time as the option may expire by its terms:

                           (i) seven days following the Optionee's termination of employment, if such termination was not as a result of the death or disability of the Optionee or the retirement of the Optionee under the provisions of any retirement plan of the Corporation and/or any Subsidiary;

                           (ii) 30 days following the Optionee's termination of employment, if such termination was as a result of the retirement of the Optionee under the provisions of any retirement plan of the Corporation and/or any Subsidiary; or

                           (iii) one year following the Optionee's termination of employment, if such termination was as a result of the death or disability of the Optionee.

                  (f) Transferability. Each option shall be transferable by the Optionee only to the extent specified by the Committee at the time the option is granted and then only to the extent permitted by applicable law (including, without limitation, the Code).

                  (g) More than one option granted to an Optionee. More than one option, and more than one form of option, may be granted to an Optionee under this Plan; provided, however, that the aggregate fair market value (determined as of the time the option is granted as provided in Paragraph 6(b) above) of the common shares with respect to which incentive stock options are exercisable for the first time by any Optionee during any calendar year under this Plan and all other plans of the Corporation, any Subsidiary and any parent corporation shall not exceed $100,000, or such other maximum amount as may be permitted from time to time by the Code. To the extent that the foregoing limitation would be exceeded by all or part of an Incentive Option, the excess portion shall constitute a Non-Qualified Option and not an Incentive Option. A single option grant may include both an Incentive Option and a Non-Qualified Option.

                  (h) Compliance with securities laws. Options granted and shares issued by the Corporation upon exercise of options shall be granted and issued only in full compliance with all applicable securities laws, including laws, rules and regulations of the Securities and Exchange Commission and applicable state Blue Sky laws. With respect thereto, the Committee may impose such conditions on transfer, restrictions and limitations as it may deem necessary and appropriate to assure compliance with such applicable securities laws.

                  7. Method of Exercise. An option granted under this Plan that is eligible to be exercised may be exercised by written notice given to the Committee, signed by the Optionee or by such other person as is entitled to exercise such option. The notice of exercise shall state the number of common shares in respect of which the option is being exercised and shall either be accompanied by payment of the full option price for such common shares or shall fix a date (not more than ten business days from the date of such notice) for the payment of the full purchase price of the common shares being purchased. All or any portion of the option price may be paid by the transfer of common shares of the Corporation from the Optionee to the Corporation, to the extent permitted by law. Such shares shall be valued for this purpose at their fair market value on the date they are transferred to the Corporation as payment, determined in the same manner as is provided in Paragraph 6(b). A certificate or certificates for the common shares purchased through the exercise of an option shall be issued in regular course after the exercise of the option and payment therefor. No Optionee shall have any of the rights or privileges of a shareholder with respect to any common shares issuable upon exercise of an option until the option is duly exercised and certificates representing such shares have been issued.

                  8. Share Adjustments. In the event there is any change in the Corporation's common shares resulting from stock splits, stock dividends, combinations, recapitalizations or exchanges of shares or other similar capital adjustments, the Committee shall make equitable proportionate adjustments in:
(a) the number of common shares remaining available for option under this Plan,
(b) the number of common shares subject to options granted under this Plan, and
(c) the option price of outstanding options granted under this Plan.

                  9. Merger, Consolidation, or Sale of Assets. Unless otherwise determined by the Committee at the time an option is granted, upon the occurrence of a Change of Control (as hereinafter defined), each outstanding option granted under the Plan shall become exercisable in full notwithstanding any vesting schedule or other similar limitation on the right of the Optionee to exercise such option. For purposes of this Plan, "Change of Control" means a change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14 of Regulation 14A adopted under the Exchange Act or any similar successor disclosure provisions. Without limiting the foregoing, a "Change of Control" shall be deemed to have occurred if: (i) any "person," as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act (excluding, for this purpose, the Corporation or any Subsidiary or any employee benefit plan of the Corporation or any Subsidiary), including any "group" of persons, becomes the beneficial owner (as determined in accordance with Rule 13d-3 adopted under the Exchange Act), directly or indirectly, of securities of the Corporation which, together with any other securities of the Corporation theretofore directly or indirectly beneficially owned by such person, represent 20% or more of the combined voting power of the Corporation's then outstanding securities;
(ii) at any election or series of elections, persons not proposed for nomination or nominated by the Board of Directors of the Corporation are elected as directors of the Corporation and together constitute 20% or more of the number of directors of the Corporation; or (iii) any person or group solicits and receives valid proxies for the election of directors in opposition to the nominees of the Board of Directors of the Corporation representing an aggregate of 20% or more of the combined voting power of the Corporation's then outstanding securities.

                  10. Authority of the Committee with Respect to Outstanding Options.
                  (a) Subject to the limitations set forth in Paragraph 6 with respect to the maximum term of any option, the Committee may waive or modify at any time, either before or after the granting of an option, any condition, limitation or restriction with respect to the exercise of such option imposed by or pursuant to this Plan in such circumstances as the Committee may, in its discretion, deem appropriate; provided, however, that any such waiver or modification with respect to an outstanding option shall be subject to the same limitations applicable to amendments to outstanding options, as set forth in Paragraph 10(c) below.

                  (b) Subject to the other terms and provisions of this Plan, the Committee may amend any outstanding option; provided, however, that (i) no such amendment may reduce the option price of the option (except to set forth an adjustment in the option price made pursuant to Paragraph 8 above) or extend the maximum term during which the option, if fully vested, may be exercised, and
(ii) if the amendment would adversely affect the rights of the Optionee, the consent of the Optionee to such amendment must be obtained.

                  11. Amendment and Termination. (a) The Board of Directors of the Company from time to time may amend this Plan in such respects as it may deem advisable; provided, however, that any such amendment must be approved by the holders of the outstanding common shares of the Corporation by such vote (if any) as then may be required by, and otherwise in compliance with, applicable federal and state law (including Rule 16b-3 or any successor provision adopted under the Exchange Act) and the requirements of any stock exchange or other trading system upon which the common shares of the Corporation then may be listed.

                  (b) The Board of Directors may terminate this Plan at any time.

                  (c) No amendment to this Plan nor the termination of this Plan shall adversely affect any option outstanding at the time of such amendment or termination without the consent of the Optionee holding such option, and all such outstanding options shall remain in full force and effect as if the Plan had not been adversely amended or terminated.

                  12. Corporation's Responsibility. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Corporation. The Corporation shall have no responsibility or liability for any act or thing done or left undone with respect to the price, time, quantity, or other conditions and circumstances of the purchase of common shares under the terms of this Plan, so long as the Corporation acts in good faith.

                  13. Implied Consent of Optionees. Every Optionee, by his acceptance of an option under this Plan, shall be deemed to have consented to be bound, on his own behalf and on behalf of his heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan.

                  14. No Effect on Employment Status. The fact that an employee has been granted an option under this Plan shall not limit or otherwise qualify the right of his employer to terminate his employment at any time.

                  15. Saving Provision. With respect to persons subject to
Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor rule adopted under the Exchange Act. To the extent any provision of this Plan or any action by the Board of Directors of the Corporation or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors of the Corporation or the Committee.

                  16. Shareholder Approval and Term of Plan. (a) The Plan shall become effective upon approval by the affirmative vote of the holders of a majority of the outstanding common shares of the Corporation. By adopting the Plan by such vote, the holders of the Corporation's common shares waive pre-emptive rights with respect to the Shares issuable upon exercise of options granted under the Plan, in accordance with Section 1701.15(A)(8) of the Ohio Revised Code.

                  (b) No options shall be granted under this Plan after April 21, 2008 or after such earlier date as this Plan may be terminated in accordance with Paragraph 11.

-------------------------------

(left side)

[X] PLEASE MARK VOTES                           REVOCABLE PROXY
    AS IN THIS EXAMPLE                     SECURITY BANC CORPORATION

                            PROXY FOR ANNUAL MEETING
                                 APRIL 21, 1998

KNOW ALL MEN BY THESE PRESENTS that I, the undersigned Shareholder of Security Banc Corporation, Springfield, Ohio do hereby nominate and constitute and appoint Peter G. Geil and Sherman R. Kapp or any one of them with full power to act alone my true and lawful attorney(s) with full power of substitution for me and in my name, place and stead to vote all the Common Stock of said Corporation, standing in my name on its books on February 27, 1998, at the Annual Meeting of its Shareholders to be held at Clark State Performing Arts Center, Turner Studio Theater, 300 South Fountain Avenue, Springfield, Ohio, on Tuesday, April 21, 1998, at 1:00 p.m. or at any adjournment thereof with all the powers the undersigned would possess if personally present as follows:

                                            -------------------------------
   Please be sure to sign and date            Date
     this Proxy in the box below.           -------------------------------
--------------------------------------------------------------------------------

------------Shareholder sign above---------Co-holder (if any) sign above--------

                                                           With-        For All
  (right side)                               For           hold         Except
1.  To elect four directors of Class I       [  ]          [  ]           [  ]

         Harry O. Egger
         Scott A. Gabriel
         Jane N. Scarff
         Thomas J. Veskauf

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the Space provided below.

                                                               For      Against    Abstain
2.   Adoption of Amendment to Article IV of the Company's      [  ]     [  ]       [  ]
     Amended Articles of Incorporation, changing the number
     of authorized shares of the Company's Common Stock from
     eleven million (11,000,000) to eighteen million
     (18,000,000) shares, changing the par value for each
     share to one dollar and fifty-six twenty-five cents
     ($1.5625) which will permit the Board of Directors to
     declare the subsequent two (2) for one (1) stock split
     for each share owned.

                                                               For      Against    Abstain
3.   Approval of the Corporation's 1998 Stock Option Plan.     [  ]     [  ]       [  ]

---------------------------------------------------------------
This proxy confers discretionary authority to vote "for" the propositions listed above unless otherwise indicated. If any other business is presented at said meeting, this proxy shall be voted in accordance with the recommendations of the Board of Directors.

The Board of Directors recommends a vote "for" the proposition listed above. This proxy is solicited on behalf of the Corporation's Board of Directors and may be revoked prior to its exercise. Please sign and date this proxy and return it in the enclosed envelope.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

 ................................................................................
   Detatch above card, sign, date and mail in postage paid envelope provided
                            SECURITY BANC CORPORATION